SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 6, 2008

CHINA VOIP & DIGITAL TELECOM INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-131017	98-0509797
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

11th Floor Tower B1, Yike Industrial Base, Shunhua Rd,
High-tech Industrial Development Zone, Jinan, China 250101
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-531-87027114
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On June 22, 2009, we received an Event of Default Redemption Notice (the " Default Notice") from Castlerigg Master Investments Ltd. (“Castlerigg”) with respect to the certain Amended and Restated Senior Secured Convertible Note issued by the Registrant to Castlerigg on or about December 21,2007, as amended December 8, 2008 (the “Financing Transaction”).  The Financing Transaction is disclosed in more detail in the Form 8-k filed on December 26, 2007 and December 10, 2008, and all transaction documents are attached to that Form 8-ks and are herein incorporated by reference.

As previously disclosed in the Company's Form 10-K filed on March 31, 2009, we received a Holder Optional Redemption Notice (the “Holder Redemption Notice”) dated December 21, 2008 (the "Redemption Notice") from Castlerigg with respect to the Financing Transaction, notifying the Registrant its election to require a Holder Optional Redemption for the available Redemption Amount of $$1,703,025.33, one third of the Principal of the Note plus accrued interest. The mount should be delivered to Castlerigg no later than December 30, 2008.

On April 17, 2009, Castlerigg sent the Registrant a Conversion Notice seeking to convert $10,000 principal amount of the Note into 266,904 (the Conversion Price equals to $0.0375 per share). Since the Registrant didn’t agree with the Conversion Price applied by Castlerigg, the Conversion Notice has not been executed.

The Default Notice stated that we are in default for failure to (1) pay the Redemption Amount of $1,703,025.33 by no later than December 30,2008;  (2) make timely payment of the interest covering the Calendar Quarter ended March 31, 2009; and (3) make required share conversion within two business days after getting the Conversion Notice; The total amount of the Default Redemption was calculated as $66,703,289.

As the Company previously reported in the March 31,2009 Form 10-K (with regard to the Holder Redemption Notice) and reaffirms here, the Company would like to seek an alternative way to resolve Redemption without paying cash. The Company does not believe that any of the Events constitutes a default under the Note.  Although no assurances can be given as to the ultimate outcome of this matter, the Company disagrees with the claims in the Default Notice that a default has occurred under the Note and intends to vigorously contest these claims.

The Holder Redemption Notice, the Conversion Notice and the Default Notice thereto are attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively, and are incorporated by reference herein.

Item 9.01. Exhibits

Exhibit Number	Description of Exhibit
99.1	Letter (The Holder Redemption Notice) dated December 21,2008from Castlerigg Master Investments Ltd.
99.2	Letter (The Conversion Notice) dated April 17, 2009from Castlerigg Master Investments Ltd.
99.3 Letter (The Default Notice) dated June 22, 2009 from Castlerigg Master Investments Ltd.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA VOIP & DIGITAL TELECOM, INC.
Dated: June 30, 2009
By: /s/ Li Kunwu
Li Kunwu President and Chief Executive Officer